UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.  Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On July 31, 2008, The Bear Stearns Companies LLC (formerly known as The Bear Stearns Companies Inc.) (“Bear Stearns”) transferred its broker-dealer subsidiary, Bear, Stearns & Co. Inc. to JPMorgan Chase & Co. (“JPMorgan Chase”). In connection with such transfer, on July 31, 2008, JPMorgan Chase entered into: (i) a Third Supplemental Indenture, dated effective as of July 31, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York Mellon, as trustee (to the Indenture, dated as of May 31, 1991, between Bear Stearns and The Bank of New York Mellon, as trustee, as amended), which is attached as Exhibit 4.1 hereto and incorporated by reference herein (the “Third Supplemental Indenture”); (ii) a Second Supplemental Indenture, dated effective as of July 31, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York Mellon, as trustee (to the Indenture, dated as of November 14, 2006, between Bear Stearns and The Bank of New York Mellon, as trustee, as amended), which is attached as Exhibit 4.2 hereto and incorporated by reference herein (the “Second Supplemental Indenture”); (iii) a Fourth Supplemental Indenture, dated effective as of July 31, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York Mellon, as trustee (to the Indenture, dated as of December 16, 1998, between Bear Stearns and The Bank of New York Mellon, as trustee, as amended), which is attached as Exhibit 4.3 hereto and incorporated by reference herein (the “Fourth Supplemental Indenture”, and with the Third Supplemental Indenture and Second Supplement Indenture, the “Supplemental Indentures”); and (iv) a Second Amendment, dated as of July 31, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York Mellon, as trustee (to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001, as amended), which is attached as Exhibit 4.4 hereto and incorporated by reference herein (the “Trust Preferred Assumption”). Pursuant to the Supplemental Indentures, JPMorgan Chase assumed all liabilities and obligations of Bear Stearns, as issuer of the following securities: (i) BearLink Alerian MLP Select Index ETN (as of May 31, 2008, the aggregate principal amount of these notes was approximately $96.8 million); (ii) Principal Protected Notes Linked to the S&P 500 Index Due October 2008 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $13.4 million); (iii) Principal Protected Notes Linked to the Nasdaq-100 Index Due December 2009 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $12.1 million); (iv) Principal Protected Notes Linked to the S&P 500 Index Due November 2009 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $7.5 million); (v) Principal Protected Notes Linked to the Dow Jones Industrial Average Due March 2011 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $10.0 million); (vi) Medium-Term Notes, Linked to a Basket of Three International Equity Indices Due August 2010 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $21.0 million); and (vii) all other Bear Stearns’ long-term debt issued under an effective registration statement under the Securities Act of 1933, as amended (as of May 31, 2008, the aggregate principal amount of these notes was approximately $19.9 billion). Pursuant to the Trust Preferred Assumption, JPMorgan Chase assumed all liabilities and obligations of Bear Stearns in its capacity as guarantor of the preferred securities of Bear Stearns Capital Trust III, a Delaware statutory business trust (as of May 31, 2008, the notional amount of these securities was approximately $262.5 million). Collectively, the aforementioned securities are referred to herein as the “Assumed Securities.” The Assumed Securities are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) thereunder.

     On July 31, 2008, JPMorgan Chase also entered into: (i) a Deed Poll and Assumption of Contract dated as of July 31, 2008 by and among JPMorgan Chase, Bear Stearns, Bear Stearns Bank plc and Bear Stearns International Limited (collectively, the “German Notes & Certificates Programme Assumption Documents”); (ii) an Assumption Deed Poll (the “Australian Bond Programme Assumption Document”); and (iii) an Agreement on Assumption and Transfer of Status of Bond Issuer (the “Samurai Bond Programme Assumption Document”, and with the German Notes & Certificates Programme Assumption Documents and the Australian Bond Programme Assumption Document, the “Assumption Documents”). Pursuant to the Assumption Documents, JPMorgan Chase assumed: (i) all of Bear Stearns’ rights and obligations under the joint issuance programme of Bear Stearns Bank plc and Bear Stearns, including all certificates issued by Bear Stearns under the General Product Conditions of the Base Prospectus dated February 8, 2008 or the Base Prospectus dated February 9, 2007 relating to such programme (as of May 31, 2008, the aggregate principal amount of these certificates was $202.7 million); (ii) all of Bear Stearns’ rights and obligations under the Note Deed Poll dated November 2, 2005 executed by Bear Stearns and all notes issued under the Deed of Terms and Conditions dated December 20, 2001 among Bear Stearns, JPMorgan Chase Bank, Sydney Branch and the Commonwealth Bank of Australia, including all notes issued thereunder (as of May 31, 2008, the aggregate principal amount of these notes was $1.3 billion); and (iii) all of Bear Stearns’ rights and obligations as issuer of the Japanese Yen Bonds under the Samurai Bond Programme (as of May 31, 2008, the aggregate principal amount of these notes was $1.6 billion).

     On July 31, 2008, JPMorgan Chase entered into: (i) the Thirteenth Supplemental Trust Deed among Bear Stearns, Bear Stearns Bank plc, Bear Stearns Global Asset Holdings, Ltd., Bear Stearns Caribbean Asset Holdings Ltd. and Citicorp Trustee Company Limited, as trustee (the “EMTN Programme Guarantee”) and (ii) a Deed Poll (the “BSGAH EMTN Programme Guarantee”, and with the EMTN Programme Guarantee, the “EMTN Programme Guarantees”). Pursuant to the EMTN Programme Guarantees, JPMorgan Chase fully and unconditionally guaranteed the payment of all obligations and liabilities of Bear Stearns (i) as issuer of the notes issued under the Trust Deed dated 4 August 1994, as amended and supplemented, among Bear Stearns, Bear Stearns Bank plc, Bear Stearns Global Asset Holdings, Ltd., Bear Stearns Caribbean Asset Holdings Ltd. and Citicorp Trustee Company Limited, as trustee (the “EMTN Trust Deed”); (ii) as guarantor of all notes issued by Bear Stearns Bank plc, Bear Stearns Global Asset Holdings, Ltd. or Bear Stearns Caribbean Asset Holdings Ltd. under the EMTN Trust Deed; and (iii) as guarantor of all notes issued by Bear Stearns Global Asset Holdings, Ltd. under the Note Issuance Agreement dated 24 June 1997, as amended and supplemented, among Bear Stearns Global Asset Holdings, Ltd., Bear Stearns, JPMorgan Chase Bank, Kredietbank S.A. Luxembourgeoise, Bear, Stearns International Limited and Bear, Stearns & Co. Inc. (as of May 31, 2008, the aggregate principal amount of these notes was approximately $14.4 billion).

Item 9.01.           Financial Statements and Exhibits

     (d)           Exhibits

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns
Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns
Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.3	Fourth Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns
Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.4	Second Amendment, dated as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan
Chase & Co. and The Bank of New York Mellon, as trustee, to the Preferred Securities Guarantee
Agreement, dated as of May 10, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By: /s/ Anthony J. Horan

Name: Anthony J. Horan
Title: Secretary

Dated: July 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.3	Fourth Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee.

4.4	Second Amendment, dated as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York Mellon, as trustee, to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001.